Exhibit 10.2

NINTH AMENDMENT (INCREASE AMENDMENT)

TO

TERM LOAN CREDIT AGREEMENT

THIS NINTH AMENDMENT (INCREASE AMENDMENT) TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of April 24, 2017, by and among the lenders identified on the signature pages hereof, WILMINGTON SAVINGS FUND SOCIETY, FSB, as administrative agent (in such capacity, “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, “Collateral Agent”), NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”), and the entities listed on Schedule 1 (“Guarantors”).

W I T N E S S E T H:

WHEREAS, Borrower, the Administrative Agent and Lenders are parties to that certain Term Loan Credit Agreement, dated as of April 15, 2016 (as amended by that certain First Amendment to Term Loan Credit Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Term Loan Credit Agreement, dated as of September 22, 2016, as further amended by that certain Third Amendment (Increase Amendment) to Term Loan Credit Agreement, dated as of November 14, 2016, as further amended by that certain Fourth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated as of December 16, 2016, as further amended by that certain Fifth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated as of April 3, 2017, as further amended by that certain Sixth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated as of April 6, 2017, as further amended by that certain Seventh Amendment (Increase Amendment) to Term Loan Credit Agreement, dated as of April 10, 2017, and as further amended by that certain Eighth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated as of April 18, 2017, and as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement;” the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, modified or supplemented from time to time after the date hereof, is herein referred to as the “Amended Credit Agreement”);

WHEREAS, Borrower has requested that certain Lenders extend April 24, 2017 Additional Term Loans (as defined) to Borrower, and each April 24, 2017 Additional Term Loan Lender (as defined) party hereto has agreed to provide such April 24, 2017 Additional Term Loans to Borrower on the terms and conditions set forth herein and in the Amended Credit Agreement; and

WHEREAS, the Lenders are willing to provide the April 24, 2017 Additional Term Loans to Borrower in order to address Borrower’s short-term liquidity needs and to provide sufficient financing to bridge to an agreement on the terms of a long-term solution and consensual restructuring transaction for Borrower;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Amended Credit Agreement.

2.    Amendments to Existing Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a)    Schedule 1.1 thereof shall be amended by adding the following definitions in appropriate alphabetical order:

“April 24, 2017 Additional Term Commitment” means, with respect to each April 24, 2017 Additional Term Loan Lender, its April 24, 2017 Additional Term Commitment, and, with respect to all April 24, 2017 Additional Term Loan Lenders, their April 24, 2017 Additional Term Commitments, in each case as such Dollar amounts are set forth beside such April 24, 2017Additional Term Loan Lender’s name under the applicable heading on Schedule C-1 to the Ninth Amendment.

“April 24, 2017 Additional Term Loan” means the Term Loans made pursuant to the Ninth Amendment.

“April 24, 2017 Additional Term Loan Lender” means each Lender party to the Ninth Amendment that has an April 24, 2017 Additional Term Commitment.

“Ninth Amendment” means the Ninth Amendment (Increase Amendment) to Term Loan Credit Agreement in respect of this Agreement, dated as of April 24, 2017, among Borrower, the Guarantors, party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” means April 24, 2017, which is the date on which each of the conditions set forth in Section 4 of the Ninth Amendment has been satisfied and the April 24, 2017 Additional Term Loans have been funded by the April 24, 2017 Additional Term Loan Lenders.

(b)    Schedule 1.1 thereof shall be amended by deleting the definitions set forth below in their entirety and replacing them with the following:

“Rolling Budget” means a projected statement of sources and uses of cash for the Loan Parties and their Subsidiaries on a weekly basis, for the following 13 calendar weeks, including any anticipated use of the proceeds of Additional Term Loans, December 2016 Additional Term Loans, April 3, 2017 Additional Term Loans, April 6, 2017 Additional Term Loans, April 10, 2017 Additional Term Loans, April 18, 2017 Additional Term Loans and/or April 24, 2017 Additional Term Loans held in the Master Account for each week during such period and setting forth on a cumulative roll-forward basis, the projected cash disbursements and projected cash receipts for each applicable week, in form and substance reasonably satisfactory to the Lenders.

“Term Commitment” means an Original Term Commitment, an Additional Term Commitment, a December 2016 Additional Term Commitment, an April 3, 2017 Additional Term Commitment, an April 6, 2017 Additional Term Commitment, an April 10, 2017 Additional Term Commitment, an April 18, 2017 Additional Term Commitment, or an April 24, 2017 Additional Term Commitment or all of them, as the context may require.

“Term Loan” means an Original Term Loan, an Additional Term Loan, a December 2016 Additional Term Loan, an April 3, 2017 Additional Term Loan, an April 6, 2017 Additional Term Loan, an April 10, 2017 Additional Term Loan, an April 18, 2017 Additional Term Loan or an April 24 Additional Term Loan or all of them, as the context may require.

(c)    Schedule C-1 thereof shall be amended and restated in its entirety by Schedule C-1 attached to this Amendment.

(d)    Section 2.1(a) thereof shall be amended and restated in its entirety as follows:

“(a) Subject to the terms and conditions of this Agreement, each Term Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Closing Date in an amount not to exceed such Lender’s Original Term Commitment. Subject to the terms and conditions of this Agreement, each Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Third Amendment Effective Date in an amount not to exceed such Additional Term Loan Lender’s Additional Term Commitment. Subject to the terms and conditions of this Agreement, each December 2016 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Fourth Amendment Effective Date in an amount not to exceed such December 2016 Additional Term Loan Lender’s December 2016 Additional Term Commitment. Subject to the terms and conditions of this Agreement, each April 3, 2017 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Fifth Amendment Effective Date in an amount not to exceed such April 3, 2017 Additional Term Loan Lender’s April 3, 2017 Additional Term Commitment. Subject to the terms and conditions of this Agreement, each April 6, 2017 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Sixth Amendment Effective Date in an amount not to exceed such April 6, 2017 Additional Term Loan Lender’s April 6, 2017 Additional Term Commitment. Subject to the terms and conditions of this Agreement, each April 10, 2017 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Seventh Amendment Effective Date in an amount not to exceed such April 10, 2017 Additional Term Loan Lender’s April 10, 2017 Additional Term Commitment. Subject to the terms and conditions of this Agreement, each April 18, 2017 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Eighth Amendment Effective Date in an amount not to exceed such April 18, 2017 Additional Term Loan Lender’s April 18, 2017 Additional Term Commitment. Subject to the terms and conditions of this Agreement, each April 24, 2017 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous loan or loans to Borrower on the Ninth Amendment Effective Date in an amount not to exceed such April 24, 2017 Additional Term Loan Lender’s April 24, 2017 Additional Term Commitment.”

(e)    Section 6.11 thereof shall be amended and restated in its entirety as follows:

“6.11    Use of Proceeds.

(a)    Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any Original Term Loan made hereunder on the Closing Date for any purpose other than (i) on the Closing Date, to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (ii) thereafter, consistent with the terms and conditions hereof, for their lawful and permitted purposes (including the repurchase, redemption, prepayment or other acquisition of any Bond Debt). Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any Additional Term Loan made under the Third Amendment on the Third Amendment Effective Date for any purpose other than (i) on the Third Amendment Effective Date, to pay (A) the fees, costs and expenses incurred in connection with the Third Amendment and (B) interest and other amounts accrued under the Bond Debt in an amount not to exceed $2,014,621.03 and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of Borrower not otherwise prohibited by the terms hereof. Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any December 2016 Additional Term Loan made under the Fourth Amendment on the Fourth Amendment Effective Date for any purpose other than (i) on the Fourth Amendment Effective Date, to pay (A) the fees, costs and expenses incurred in connection with the Fourth Amendment and (B) an aggregate principal amount of loans outstanding under the Revolving Credit Agreement in the amount of $22,000,000 and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of Borrower not otherwise prohibited by the terms hereof. Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any April 3, 2017 Additional Term Loan made under the Fifth Amendment on the Fifth Amendment Effective Date for any purpose other than (i) on the Fifth Amendment Effective Date, to pay the fees, costs and expenses incurred in connection with the Fifth Amendment and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of Borrower not otherwise prohibited by the terms hereof. Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any April 6, 2017 Additional Term Loan made under the Sixth Amendment on the Sixth Amendment Effective Date for any purpose other than (i) on the Sixth Amendment Effective Date, to pay the fees, costs and expenses incurred in connection with the Sixth Amendment and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of Borrower not otherwise prohibited by the terms hereof. Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any April 10, 2017 Additional Term Loan made under the Seventh Amendment on the Seventh Amendment Effective Date for any purpose other than (i) on the Seventh Amendment Effective Date, to pay (A) the fees, costs and expenses incurred in connection with the Seventh Amendment and the other Loan Documents on or prior to the Seventh Amendment Effective Date and (B) without duplication with clause (A), all fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel to the Lenders and the Supporting Noteholders (as defined in the Restructuring Support Agreement) on or prior to the Seventh Amendment Effective Date and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of Borrower not otherwise prohibited by the terms hereof. Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any April 18, 2017 Additional Term Loan made under the Eighth Amendment on the Eighth Amendment Effective Date for any purpose other than (i) on the Eighth Amendment Effective Date, to pay (A) the fees, costs and expenses incurred in connection with the Eighth Amendment and the other Loan Documents on or prior to the Eighth Amendment Effective Date and (B) without duplication with clause (A), all fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel to the Lenders and the Supporting Noteholders (as defined in the Restructuring Support Agreement) on or prior to the Eighth Amendment Effective Date and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of

Borrower not otherwise prohibited by the terms hereof. Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any April 24, 2017 Additional Term Loan made under the Ninth Amendment on the Ninth Amendment Effective Date for any purpose other than (i) on the Ninth Amendment Effective Date, to pay (A) the fees, costs and expenses incurred in connection with the Ninth Amendment and the other Loan Documents on or prior to the Ninth Amendment Effective Date and (B) without duplication with clause (A), all fees and expenses of (1) Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel to the Lenders and the Supporting Noteholders (as defined in the Restructuring Support Agreement) on or prior to the Ninth Amendment Effective Date and (2) Morrison & Foerster LLP, as counsel to the Administrative Agent and the Second Lien Agent (as defined in the Second Lien Intercreditor Agreement) on or prior to the Ninth Amendment Effective Date, and (ii) thereafter, subject to satisfaction of the Release Conditions and Section 6.11(b), for general operating, working capital and other general corporate purposes of Borrower not otherwise prohibited by the terms hereof.

(b)    Notwithstanding anything to the contrary contained herein, the proceeds of Additional Term Loans which are not used on the Third Amendment Effective Date for the purposes described in the second sentence of Section 6.11(a), the proceeds of December 2016 Additional Term Loans which are not used on the Fourth Amendment Effective Date for the purposes described in the third sentence of Section 6.11(a), the proceeds of April 3, 2017 Additional Term Loans which are not used on the Fifth Amendment Effective Date for the purposes described in the fourth sentence of Section 6.11(a), the proceeds of April 6, 2017 Additional Term Loans which are not used on the Sixth Amendment Effective Date for the purposes described in the fifth sentence of Section 6.11(a), the proceeds of April 10, 2017 Additional Term Loans which are not used on the Seventh Amendment Effective Date for the purposes described in the sixth sentence of Section 6.11(a), the proceeds of April 18, 2017 Additional Term Loans which are not used on the Eighth Amendment Effective Date for the purposes described in the seventh sentence of Section 6.11(a), shall each be deposited solely into the Master Account and held in such account subject to satisfaction of the Release Conditions, and the proceeds of April 24, 2017 Additional Term Loans which are not used on the Ninth Amendment Effective Date for the purposes described in the eighth sentence of Section 6.11(a), shall each be deposited solely into the Master Account and held in such account subject to satisfaction of the Release Conditions. Upon satisfaction of the Release Conditions, Borrower may withdraw funds as set forth in the appropriate Notice of Release Request; provided that, upon release from the Master Account, such released funds may not be used for any purpose other than as set forth in the most recent Rolling Budget delivered to the Lenders pursuant to Section 5.1.

(c)    It is agreed that no part of the proceeds of the loans made to Borrower will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors.”

(f)    Section 8.2(a) thereof shall be amended and restated in its entirety as follows:

“(a)    fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2, 5.3 (solely if Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrower refuses to allow Administrative Agent or its representatives or agents to visit Borrower’s properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss

Borrower’s affairs, finances, and accounts with officers and employees of Borrower), 5.10, 5.11, 5.13, 5.14 or 5.17 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, (iv) Section 7 of the Guaranty and Security Agreement, (v) Section 5 of the Fifth Amendment, (vi) Section 5 of the Sixth Amendment, (vii) Section 5 of the Seventh Amendment, (viii) Section 5 of the Eighth Amendment or (ix) Section 5 of the Ninth Amendment;”

3.    April 24, 2017 Additional Term Loans.

(a)    On the Ninth Amendment Effective Date, each April 24, 2017 Additional Term Loan Lender agrees (severally, not jointly or jointly and severally) to make a simultaneous April 24, 2017 Additional Term Loan to Borrower on the Ninth Amendment Effective Date in an amount not to exceed such April 24, 2017Additional Term Loan Lender’s April 24, 2017 Additional Term Commitment.

(b)    The proceeds of the April 24, 2017 Additional Term Loans shall, to the extent not utilized on the Ninth Amendment Effective Date for the purposes described in clause (i) of the eighth sentence of Section 6.11(a) of the Amended Credit Agreement, be deposited solely into the Master Account and released solely upon satisfaction of the Release Conditions as set forth in the Amended Credit Agreement.

(c)    The April 24, 2017 Additional Term Loans shall be “Term Loans” under the Amended Credit Agreement and shall have the same terms (including with respect to maturity, pricing, prepayments, events of default and assignability) as the Term Loans made under the Existing Credit Agreement.

4.    Conditions to Effectiveness of Effective Date Amendments. The amendments set forth in Section 2 shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to the Administrative Agent in all respects (the “Ninth Amendment Effective Date”):

(a)    The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Administrative Agent, the Lenders party hereto, and the Loan Parties;

(b)    Borrower shall have executed and delivered a letter agreement, in form and substance satisfactory to the Administrative Agent and the Lenders, pertaining to the treatment of the April 24, 2017 Additional Term Loans under that certain Amended and Restated Credit Agreement, dated as of February 3, 2014, by Borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto;

(c)    Borrower shall have executed and delivered amendments, in form and substance satisfactory to the Administrative Agent and each of the Lenders, to each of the Pari Passu Intercreditor Agreement and the Second Lien Intercreditor Agreement, pertaining to this Amendment and the April 24, 2017 Additional Term Loans made hereunder (collectively, the “Intercreditor Amendments”);

(d)    The Collateral Agent shall have received evidence that appropriate financing statements have been duly filed in such office or offices as may be necessary or, in the opinion of any Agent, desirable to perfect the Collateral Agent’s Liens in and to the Collateral, and

Collateral Agent shall have received searches reflecting the filing of all such financing statements;

(e)    The Administrative Agent shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of this Amendment and the other Loan Documents to which it is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;

(f)    The Administrative Agent shall have received confirmation that each Loan Party’s Governing Documents have not been amended, supplemented or otherwise modified since the Closing Date;

(g)    The Administrative Agent shall have received a certificate of status with respect to each Loan Party, dated prior to the Ninth Amendment Effective Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;

(h)    Each Agent shall have received an opinion of the Loan Parties’ counsel (including an opinion of counsel in respect of each of such Loan Parties’ jurisdiction of organization) in form and substance satisfactory to each Agent;

(i)    Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment and the other Loan Documents;

(j)    The Administrative Agent shall have received from Borrower, for the benefit of the Lenders party hereto, the Amendment Fee;

(k)    Borrower and each of its Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower or its Subsidiaries of this Amendment and the other Loan Documents or with the consummation of the transactions contemplated thereby;

(l)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the Ninth Amendment Effective Date (except as described in clauses (i) through (iii) of Section 6(e) of this Amendment);

(m)    The Administrative Agent shall have received a Borrowing request from Borrower in compliance with the provisions of Section 2.3(a) of the Existing Credit Agreement;

(n)    Borrower shall have delivered to the Administrative Agent a certificate setting forth the amount held in the Master Account immediately prior to the funding of the April 24, 2017 Additional Term Loans on the Ninth Amendment Effective Date;

(o)    Borrower shall confirm that Robert Albergotti has been appointed as the Chief Restructuring Officer of Borrower with the authority customarily associated with such role; and

(p)    All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

5.    Covenants. Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations:

(a)    It shall comply with the terms and conditions of the Restructuring Support Agreement, in all respects, except as otherwise agreed to by the Lenders;

(b)    The appointment of Robert Albergotti as the Chief Restructuring Officer of Borrower shall not be terminated without the prior written consent of each Lender;

(c)    A summary of principal terms and conditions setting forth the terms of debtor-in-possession financing relating to the Borrower’s proposed bankruptcy case, which will provide for, among other things, financing availability from the lenders under the Revolving Credit Agreement of up to at least $31,500,000 and the waiver of the Restructuring Fee payable under (and as defined in) the Revolving Credit Agreement Documents, shall have been agreed among the lenders under the Revolving Credit Agreement and the Required Lenders on or prior to April 28, 2017 (or such later date as the Administrative Agent or the Required Lenders may determine in their sole discretion), all in form and substance satisfactory to the Required Lenders;

(d)    Within 5 days of the Ninth Amendment Effective Date (or such later date as the Administrative Agent or the Required Lenders may determine in their sole discretion), Borrower shall cause each Agent to receive an opinion of the Loan Parties’ counsel (including an opinion of counsel in respect of each of such Loan Parties’ jurisdiction of organization) with respect to the original mortgages for the following states: (i) Louisiana, (ii) Montana, (iii) Ohio and (iv) Texas, in form and substance satisfactory to each Agent;

(e)    Within 5 days of the Ninth Amendment Effective Date (or such later date as the Administrative Agent or the Required Lenders may determine in their sole discretion), Borrower shall cause mortgagee title policies to be issued for all of the properties constituting Real Property Collateral under the Amended Credit Agreement in the amount of the fair market value of such properties, containing exceptions reasonably approved by each Agent; and

(f)    Within 5 days of the Ninth Amendment Effective Date, Borrower shall pay all title premiums.

6.    Representations and Warranties. In order to induce the Agents and Lenders to enter into this Amendment, Borrower hereby represents and warrants to the Agents and Lenders that:

(a)    as to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment to which it is a party have been duly authorized by all necessary action on the part of such Loan Party;

(b)    as to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment does not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain which could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect;

(c)    this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

(d)    after giving effect to this Amendment, except for the representation and warranty set forth in Section 4.9(a) of the Amended Credit Agreement, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date); and

(e)    after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, except pursuant to:

(i)    Section 5.1 of the Amended Credit Agreement with respect to the delivery of a Compliance Certificate for the periods ended December 31, 2016 and February 28, 2017;

(ii)    Section 7(a) of the Amended Credit Agreement; and

(iii)    Section 8.6 of the Amended Credit Agreement with respect to the Revolving Credit Documents and Events of Default arising under other agreements from the event of default under the Revolving Credit Documents.

7.    Amendment Fee. In connection with this Amendment, Borrower agrees to pay to the Agents, for the ratable account of the April 24, 2017 Additional Term Loan Lenders party to this Amendment (such ratable amount based on each such April 24, 2017 Additional Term Loan Lender’s April 24, 2017 Additional Term Commitment as a percentage of the April 24, 2017 Additional Term Commitments of all such April 24, 2017 Additional Term Loan Lenders party to this Amendment), an amendment fee (the “Amendment Fee”) of $550,000, which fee is due and payable on the Ninth Amendment Effective Date, and fully earned and non-refundable on the Ninth Amendment Effective Date. The Amendment Fee is in addition to and not net of any fees previously paid by Borrower or any Loan Party pursuant to any Loan Document.

8.    Reference to and Effect on the Amended Credit Agreement and the other Loan Documents.

(a)    On and after the Ninth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.

(b)    The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Ninth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

9.    Acknowledgment; Liens Unimpaired. Each Loan Party hereby acknowledges that it has read this Amendment and consents to its terms, and further hereby affirms, confirms, represents, warrants and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects and (b) after giving effect to this Amendment, (i) the execution, delivery, performance or effectiveness of this Amendment shall not impair the validity, effectiveness or priority of the Liens granted pursuant to the Loan Documents and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, including, without limitation, the April 24, 2017 Additional Term Loans to be made by the April 24, 2017 Additional Term Loan Lenders on the Ninth Amendment Effective Date, (ii) the Guaranty and Security Agreement, as and to the extent provided in the Loan Documents, shall continue in full force and effect in respect of the Obligations under the Amended Credit Agreement and the other Loan Documents, including, without limitation, the April 24, 2017 Additional Term Loans to be made by the April 24, 2017 Additional Term Loan Lenders on the Ninth Amendment Effective Date, and (iii) each Control Agreement previously delivered by Borrower in connection with the Existing Credit Agreement shall not be impaired and each Control Agreement continues in full force and effect in respect of the Obligations under the Amended Credit Agreement and the other Loan Documents, including, without limitation, the April 24, 2017 Additional Term Loans to be made by the April 24, 2017 Additional Term Loan Lenders on the Ninth Amendment Effective Date. For the avoidance of doubt, each Loan Party hereby acknowledges and affirms that the April 24, 2017 Additional Term Loans made pursuant to this Amendment or the Amended Credit Agreement constitute “Obligations” (as defined in the Guaranty and Security Agreement) and similar defined terms used in the Loan Documents.

10.    Authorization of Administrative Agent. By signing below, the Lenders party hereto (which Lenders constitute the “Required Lenders” under and as defined in the Existing Credit Agreement) hereby authorize and direct the Administrative Agent to execute and deliver each of (a) this Amendment, (b) the Intercreditor Amendments and (c) each other certificate, filing, agreement or other document relating to this Amendment and the transactions contemplated hereby.

11.    Miscellaneous.

(a)    Expenses. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of any Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Existing Credit Agreement as amended hereby.

(b)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Existing Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Existing Credit Agreement are expressly incorporated herein by reference.

(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Agreement.

(d)    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

12.    Release.

(a)    In consideration of the agreements of the Agents and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and each Guarantor that executes this Amendment, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agents, and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agents, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with this Amendment, the Existing Credit Agreement, the Amended Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)    Each of Borrower and each Guarantor that executes this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)    Each of Borrower and each Guarantor that executes this Amendment agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ Joseph M. Crabb
Name:	Joseph M. Crabb
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

1960 WELL SERVICES, LLC
BADLANDS LEASING, LLC
BADLANDS POWER FUELS, LLC (DE)
BADLANDS POWER FUELS, LLC (ND)
HECKMANN WATER RESOURCES CORPORATION
HECKMANN WATER RESOURCES (CVR), INC.
HECKMANN WOODS CROSS, LLC
HEK WATER SOLUTIONS, LLC
IDEAL OILFIELD DISPOSAL, LLC
LANDTECH ENTERPRISES, L.L.C.
NES WATER SOLUTIONS, LLC
NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Joseph M. Crabb
Name:	Joseph M. Crabb
Title:	Vice President and Secretary

APPALACHIAN WATER SERVICES, LLC

By:	HEK Water Solutions, LLC, its managing member

By:	/s/ Joseph M. Crabb
Name:	Joseph M. Crabb
Title:	Vice President and Secretary

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	Authorized Signatory

ASCRIBE II INVESTMENTS LLC, as a Lender

By:	/s/ Lawrence First
Name:	Lawrence First
Title:	Managing Director

ASCRIBE III INVESTMENTS LLC, as a Lender

By:	/s/ Lawrence First
Name:	Lawrence First
Title:	Managing Director

ECF VALUE FUND, LP, as a Lender

By:	/s/ Jeff Gates
Name:	Jeff Gates
Title:	Managing Partner of the General Partner

ECF VALUE FUND II, LP, as a Lender

By:	/s/ Jeff Gates
Name:	Jeff Gates
Title:	Managing Partner of the General Partner

ECF VALUE FUND INTERNATIONAL MASTER, LP, as a Lender

By:	/s/ Jeff Gates
Name:	Jeff Gates
Title:	President of the Investment Manager

SCHEDULE 1

GUARANTORS

	Subsidiary Guarantor	Jurisdiction of Formation
1.	Nuverra Environmental Solutions, Inc.	Delaware

2.	1960 Well Services, LLC	Ohio

3.	Appalachian Water Services, LLC	Pennsylvania

4.	Badlands Leasing, LLC	North Dakota

5.	Badlands Power Fuels, LLC	Delaware

6.	Badlands Power Fuels, LLC	North Dakota

7.	Heckmann Water Resources Corporation	Texas

8.	Heckmann Water Resources (CVR), Inc.	Texas

9.	Heckmann Woods Cross, LLC	Utah

10.	HEK Water Solutions, LLC	Delaware

11.	Ideal Oilfield Disposal, LLC	North Dakota

12.	Landtech Enterprises, L.L.C.	North Dakota

13.	NES Water Solutions, LLC	Delaware

14.	Nuverra Total Solutions, LLC	Delaware

Schedule C-1

Commitments

Lender	Original Term Commitment	Additional Term Commitment	December 2016 Additional Term Commitment	April 3, 2017 Additional Term Commitment	April 6, 2017 Additional Term Commitment	April 10, 2017 Additional Term Commitment	April 18, 2017 Additional Term Commitment	April 24, 2017 Additional Term Commitment
ASCRIBE II INVESTMENTS LLC	$1,020,000.00	$280,500.00	$1,168,750	$46,750	$46,750	$233,750	$149,600.00	$257,125.00
ASCRIBE III INVESTMENTS LLC	$11,409,600.00	$3,137,640.00	$13,073,500	$522,940	$522,940	$2,614,700	$1,673,408.00	$2,876,170.00
ECF VALUE FUND, LP	$2,731,200.00	$803,660.00	$3,173,750	$131,142	$131,142	$655,710	$419,654.40	$721,281.00
ECF VALUE FUND II, LP	$6,201,600.00	$1,808,400.00	$7,171,000	$313,452	$313,452	$1,567,260	$1,003,046.40	$1,723,986.00
ECF VALUE FUND INTERNATIONAL MASTER, LP	$2,637,600.00	$569,800.00	$2,913,000	$85,716	$85,716	$428,580	$274,291.20	$471,438.00
All Lenders	$24,000,000.00	$6,600,000.00	$27,500,000.00	$1,100,000.00	$1,100,000.00	$5,500,000.00	$3,520,000.00	$6,050,000.00

Exhibit A

Notice of Release Request

FORM OF NOTICE OF RELEASE REQUEST

To:	WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent

500 Delaware Avenue

Wilmington, DE 19801

Attention: Corporate Trust

Reference: Nuverra Environmental Solutions, Inc. Term Loan Credit Agreement

Facsimile: 302-421-9137

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

1100 Abernathy Road, Suite 1600

Atlanta, GA 30328

Attn: Account Manager – Nuverra

Facsimile: 866-358-0879

Re:    Notice of Release Request dated             , 20

Ladies and Gentlemen:

Reference is made to that certain Term Loan Credit Agreement dated as of April 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and Wilmington Savings Fund Society, FSB (“Wilmington”), as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

The undersigned hereby requests a release of proceeds from the Master Account in the amount of $         to occur on             , 2016 (the “Release”).

In connection with such Release, the undersigned officer of Borrower hereby certifies as of the date hereof that:

1.    The proceeds of the Release will be used for the following purpose (which purpose is described in the most recent Rolling Budget delivered under the Credit Agreement, a copy of which is attached as Exhibit A hereto):

[Insert description]1

[1]	Purpose must be set forth in the Rolling Budget (which must be in form and substance reasonably satisfactory to the Lenders).

2.    No Event of Default or Default has occurred or is continuing as of the date hereof and as of the date of the requested Release, or would exist after giving effect to the Release on the date thereof.

3.    The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof and as of the date of the requested Release (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

[signature page follows]

IN WITNESS WHEREOF, this Notice of Release Request is executed by the

undersigned this      day of             ,         .

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. a Delaware corporation, as Borrower

By:
Name:
Title:

Exhibit A

Rolling Budget